UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)    January 5, 2006

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue

Trevose, Pennsylvania  19053

(Address of Principal Executive Offices)     (Zip Code)

(215) 354-5100

(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On January 5, 2006, the Audit Committee of the registrant’s Board of Directors engaged the firm of Marcum & Kliegman, LLP (“M&K”) as the new independent registered public accountants to audit the registrant’s financial statements as of and for the period ended December 31, 2005. During the registrant’s two most recent fiscal years, and through January 5, 2006, the registrant has not consulted with M&K regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements nor has it consulted with M&K regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	January 09, 2006	/s/ Randall J. Gort
Randall J. Gort
Secretary